Exhibit 99.1

Dell Technologies Announces Second Quarter Fiscal 2023 Financial Results

News summary
•Record second quarter revenue of $26.4 billion, up 9%, driven by continued growth across client and infrastructure business units
•Operating income up 25% at $1.3 billion, and non-GAAP operating income up 4% at $2.0 billion
•Diluted earnings per share of $0.68 and non-GAAP diluted earnings per share of $1.68

ROUND ROCK, Texas — August 25, 2022

Full story
Dell Technologies (NYSE: DELL) announces financial results for its fiscal 2023 second quarter. Revenue was a second quarter record of $26.4 billion, up 9%, driven by growth across Client Solutions Group (CSG) and Infrastructure Solutions Group (ISG). Operating income was $1.3 billion, up 25%, representing 4.8% of revenue, and non-GAAP operating income was $2.0 billion, up 4%, representing 7.4% of revenue. Net income from continuing operations was $506 million and non-GAAP net income was $1.3 billion. Diluted earnings per share was $0.68, and non-GAAP diluted earnings per share was $1.68.

Second Quarter Fiscal 2023 Financial Results

	Three Months Ended			Six Months Ended
	July 29, 2022	July 30, 2021	Change	July 29, 2022	July 30, 2021	Change
	(in millions, except per share amounts and percentages; unaudited)
Total net revenue	$26,425	$24,191	9%	$52,541	$46,781	12%
Operating income	$1,270	$1,017	25%	$2,820	$2,004	41%
Net income from continuing operations	$506	$629	(20)%	$1,575	$1,288	22%
Earnings per share - diluted	$0.68	$0.80	(15)%	$2.06	$1.65	25%

Non-GAAP net revenue	$26,425	$24,199	9%	$52,541	$46,797	12%
Non-GAAP operating income	$1,952	$1,868	4%	$4,087	$3,638	12%
Non-GAAP net income	$1,266	$1,166	9%	$2,700	$2,221	22%
Non-GAAP earnings per share - diluted	$1.68	$1.48	14%	$3.52	$2.83	24%
Information about Dell Technologies’ use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year-over-year unless otherwise noted.

Operating segments summary

Client Solutions Group delivered second quarter record revenue of $15.5 billion, up 9% year-over-year. Commercial revenue was $12.1 billion, a 15% increase year-over-year, and Consumer revenue was $3.3 billion, down 9% year-over-year. Focus on the commercial market continues to drive differentiated share results, with share gains in 34 of the last 38 quarters.1 Operating income was $1.0 billion, or approximately 6.3% of Client Solutions Group revenue.

Key areas of innovation:

•Precision 7865 Tower delivers on 25 years of commercial workstation innovation, supporting demanding, multi-application workloads.
•Alienware m15 R5 launches as the most powerful 17-inch AMD Advantage™ gaming laptop.
•New commercial devices for hybrid work are available, including the Latitude 9330, the world’s first laptop with a collaboration touchpad that lets users mute, turn video on/off, screen share and chat.
•This year’s rollout of premium laptops continues with the launch of the XPS 13 and reveal of the versatile XPS 2-in-1.

Infrastructure Solutions Group delivered record second quarter revenue of $9.5 billion, up 12% and its sixth consecutive quarter of year-over-year growth. Storage revenue was $4.3 billion, up 6%, with growth across the portfolio and demand strength in high-end storage and our marquee mid-range product PowerStore, which has now grown every quarter since its launch. Servers and networking revenue was $5.2 billion, up 16% year-over-year. Operating income was $1.0 billion or approximately 11.0% of Infrastructure Solutions Group revenue.

1 Based on units, as of Q2 CY2022 IDC data. Data between Q1 CY2013 and Q2 CY2022.

Key areas of innovation:

•The largest release in PowerStore history and new PowerMaxOS10 software are now available, delivering more than 500 new Dell storage software advancements that help customers drive faster insights, achieve better multicloud data control and increase cyber resiliency.
•PowerProtect Cyber Recovery vault purchases grew 30% year-over-year, as customers seek multiple layers of protection from ransomware and other sophisticated threats.
•Dell Validated Design for Analytics – Data Lakehouse, consisting of Dell’s end-to-end ISG portfolio, provides secure access to reliable, quality data, so users can run analytics, AI, ML and other data-driven workloads.
•T-Mobile and Dell Technologies join forces to pair a private 5G network with Dell edge-computing technologies, so data can be processed, stored and acted upon at locations like large business campuses, factories or universities.

Dell Technologies ended the quarter with remaining performance obligations of $41 billion, up 2% year-over-year, deferred revenue of $28.0 billion, and cash and investments of $7.1 billion. Recurring revenue for the second quarter was approximately $5.2 billion, up 8% year-over-year. APEX annual recurring revenue is now over $1 billion, with second quarter orders growth of 78% year-over-year.

Executive Quotes:

•“We continued to execute well in an increasingly challenging environment with record second quarter revenue of $26.4 billion, up 9%,” said Jeff Clarke, vice chairman and co-chief operating officer, Dell Technologies. “We also advanced our long-term strategy – growing the core while innovating for our customers and enabling their opportunities in the data era.”

•“We delivered strong CSG and ISG growth and profitability – with revenue up 12% and 9% respectively – although we observed more cautious customer behavior as the quarter progressed,” said Chuck Whitten, co-chief operating officer, Dell Technologies. “Customers continue to prioritize advanced technology solutions to compete and succeed in the years ahead, and we are confident in our long-term opportunities.”

•“Another quarter of record revenue, together with our operating income of $1.3 billion and non-GAAP operating income of $2.0 billion, affirms our industry strength and competitive position,” said Tom Sweet, chief financial officer, Dell Technologies. “We remain focused on what we can control, staying flexible and opportunistic, and delivering revenue and EPS growth with strong free cash flow to our shareholders over time.”

Conference call information
As previously announced, the Company will hold a conference call to discuss its performance and financial guidance on Aug. 25, 2022, at 4:30 p.m. CDT. Prior to the start of the conference call, prepared remarks and a presentation containing additional financial and operating information prior to guidance may be downloaded from investors.delltechnologies.com. The conference call will be broadcast live over the internet can be accessed at
https://investors.delltechnologies.com/events-and-presentations/upcoming-events

For those unable to listen to the live broadcast, the final remarks and presentation with guidance will be available following the broadcast, and an archived version will be available at the same location for one year.

Customer Highlights Blog
Read our quarterly blog from Bill Scannell, Dell Technologies president of Global Sales & Customer Operations, to learn more about how we are helping customers with their digital transformations:
https://www.dell.com/en-us/blog/technology-investments-are-key-to-customers-competitive-advantage/

Environmental, Social and Governance (ESG)
Our Environmental, Social and Governance (ESG) efforts focus on driving positive impact for people and our planet while delivering long-term value for our stakeholders. The FY22 ESG report was published June 30, 2022, and the Company held a conference call to discuss on July 21. ESG resources can be accessed at
https://www.dell.com/en-us/dt/corporate/social-impact/reporting/esg-governance.htm

About Dell Technologies
Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

Contacts
Investors: Investor_Relations@Dell.com
Media: Media.Relations@Dell.com

# # #

Copyright © 2022 Dell Inc. or its subsidiaries. All Rights Reserved. Dell Technologies, Dell, EMC and Dell EMC are trademarks of Dell Inc. or its subsidiaries. Other trademarks may be trademarks of their respective owners.

Non-GAAP Financial Measures:
This press release presents information about Dell Technologies’ non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, and non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the attached tables for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:
Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: risks and uncertainties relating to our spin-off of VMware, Inc., including the potential effects on our business of the transaction; the effects of the COVID-19 pandemic; competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products, software, and services; cyber attacks or other data security incidents; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; material impairment of the value of goodwill or intangible assets; weak economic conditions and the effect of additional regulation on Dell Technologies’ financial services activities; counterparty default risks; the loss by Dell Technologies of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell Technologies’ infrastructure; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; compliance requirements of changing environmental and safety laws or other laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; the effect of global climate change and legal, regulatory, or market measures to address climate change; Dell Technologies’ dependence on the services of Michael Dell and key employees; Dell Technologies’ level of indebtedness; the effect of the transition from LIBOR as a reference rate to calculate interest rates under our variable-rate indebtedness; and business and financial factors and legal restrictions affecting continuation of Dell Technologies’ quarterly cash dividend policy and dividend rate.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 28, 2022, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

DELL TECHNOLOGIES INC. FINANCIAL INFORMATION

Basis of Presentation

Spin-Off of VMware, Inc. — On November 1, 2021, Dell Technologies Inc. completed its spin-off of VMware, Inc. (“VMware”) by means of a special stock dividend (the “VMware Spin-off”). In accordance with applicable accounting guidance, the results of VMware, excluding Dell's resale of VMware offerings, are presented as discontinued operations in the Condensed Consolidated Statements of Income and, as such, have been excluded from both continuing operations and segment results for the three and six months ended July 30, 2021. The Condensed Consolidated Statements of Cash Flows are presented on a consolidated basis for both continuing operations and discontinued operations.

DELL TECHNOLOGIES INC.
Consolidated Statements of Income and Related Financial Highlights
(in millions, except percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 29, 2022	July 30, 2021	Change	July 29, 2022	July 30, 2021	Change
Net revenue:
Products	$20,810	$18,895	10%	$41,274	$36,382	13%
Services	5,615	5,296	6%	11,267	10,399	8%
Total net revenue	26,425	24,191	9%	52,541	46,781	12%
Cost of net revenue:
Products	17,671	15,692	13%	34,680	30,126	15%
Services	3,315	3,024	10%	6,638	5,916	12%
Total cost of net revenue	20,986	18,716	12%	41,318	36,042	15%
Gross margin	5,439	5,475	(1)%	11,223	10,739	5%
Operating expenses:
Selling, general, and administrative	3,543	3,761	(6)%	7,096	7,419	(4)%
Research and development	626	697	(10)%	1,307	1,316	(1)%
Total operating expenses	4,169	4,458	(6)%	8,403	8,735	(4)%
Operating income	1,270	1,017	25%	2,820	2,004	41%
Interest and other, net	(635)	(292)	(117)%	(972)	(580)	(68)%
Income before income taxes	635	725	(12)%	1,848	1,424	30%
Income tax expense	129	96	34%	273	136	101%
Net income from continuing operations	506	629	(20)%	1,575	1,288	22%
Income from discontinued operations, net of income taxes	—	251	(100)%	—	530	(100)%
Net income	506	880	(43)%	1,575	1,818	(13)%
Less: Net loss attributable to non-controlling interests	(5)	(2)	(150)%	(8)	(3)	(167)%
Less: Net income attributable to non-controlling interests of discontinued operations	—	51	(100)%	—	103	(100)%
Net income attributable to Dell Technologies Inc.	$511	$831	(39)%	$1,583	$1,718	(8)%

Percentage of Total Net Revenue:
Gross margin	20.6%	22.6%		21.4%	23.0%
Selling, general, and administrative	13.4%	15.5%		13.5%	15.9%
Research and development	2.4%	2.9%		2.5%	2.8%
Operating expenses	15.8%	18.4%		16.0%	18.7%
Operating income	4.8%	4.2%		5.4%	4.3%
Income before income taxes	2.4%	3.0%		3.5%	3.0%
Net income from continuing operations	1.9%	2.6%		3.0%	2.8%
Income tax rate	20.3%	13.2%		14.8%	9.6%
Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Consolidated Statements of Financial Position
(in millions; unaudited)

	July 29, 2022	January 28, 2022
ASSETS
Current assets:
Cash and cash equivalents	$5,507	$9,477
Accounts receivable, net	13,431	12,912
Due from related party, net	195	131
Short-term financing receivables, net	4,860	5,089
Inventories	5,883	5,898
Other current assets	12,386	11,526
Total current assets	42,262	45,033
Property, plant, and equipment, net	5,772	5,415
Long-term investments	1,520	1,839
Long-term financing receivables, net	5,450	5,522
Goodwill	19,505	19,770
Intangible assets, net	6,972	7,461
Due from related party, net	609	710
Other non-current assets	6,685	6,985
Total assets	$88,775	$92,735
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$6,647	$5,823
Accounts payable	25,339	27,143
Due to related party	1,269	1,414
Accrued and other	6,810	7,578
Short-term deferred revenue	14,724	14,261
Total current liabilities	54,789	56,219
Long-term debt	20,287	21,131
Long-term deferred revenue	13,301	13,312
Other non-current liabilities	3,153	3,653
Total liabilities	91,530	94,315
Stockholders’ equity (deficit):
Total Dell Technologies Inc. stockholders’ equity (deficit)	(2,860)	(1,685)
Non-controlling interests	105	105
Total stockholders’ equity (deficit)	(2,755)	(1,580)
Total liabilities and stockholders’ equity	$88,775	$92,735

DELL TECHNOLOGIES INC.
Consolidated Statements of Cash Flows
(in millions; unaudited)

	Three Months Ended		Six Months Ended
	July 29, 2022	July 30, 2021	July 29, 2022	July 30, 2021
Cash flows from operating activities:
Net income	$506	$880	$1,575	$1,818
Adjustments to reconcile net income to net cash provided by operating activities:	218	845	(1,120)	2,145
Change in cash from operating activities	724	1,725	455	3,963
Cash flows from investing activities:
Purchases of investments	(28)	(124)	(80)	(270)
Maturities and sales of investments	50	79	68	335
Capital expenditures and capitalized software development costs	(807)	(632)	(1,497)	(1,257)
Acquisition of businesses and assets, net	—	(6)	—	(16)
Other	7	14	11	20
Change in cash from investing activities	(778)	(669)	(1,498)	(1,188)
Cash flows from financing activities:
Proceeds from the issuance of common stock	1	26	5	186
Repurchases of parent common stock (a)	(689)	(8)	(2,468)	(17)
Repurchases of subsidiary common stock (a)	(1)	(544)	(8)	(978)
Payments of dividends to stockholders	(242)	—	(490)	—
Proceeds from debt	3,431	1,209	6,465	3,935
Repayments of debt	(3,539)	(4,353)	(6,242)	(8,423)
Debt-related costs and other, net	(7)	(3)	(14)	(14)
Change in cash from financing activities	(1,046)	(3,673)	(2,752)	(5,311)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(83)	(16)	(194)	(21)
Change in cash, cash equivalents, and restricted cash	(1,183)	(2,633)	(3,989)	(2,557)
Cash, cash equivalents, and restricted cash at beginning of the period, including cash attributable to discontinued operations	7,276	15,260	10,082	15,184
Cash, cash equivalents, and restricted cash at end of the period, including cash attributable to discontinued operations	6,093	12,627	6,093	12,627
Less: Cash, cash equivalents, and restricted cash attributable to discontinued operations	—	5,922	—	5,922
Cash, cash equivalents, and restricted cash from continuing operations	$6,093	$6,705	$6,093	$6,705
_________________
(a)Common stock repurchases are inclusive of employee tax withholding on stock-based compensation.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 29, 2022	July 30, 2021	Change	July 29, 2022	July 30, 2021	Change
Infrastructure Solutions Group (ISG):
Net revenue:
Servers and networking	$5,209	$4,480	16%	$10,257	$8,620	19%
Storage	4,327	4,070	6%	8,564	7,963	8%
Total ISG net revenue	$9,536	$8,550	12%	$18,821	$16,583	13%

Operating Income:
ISG operating income	$1,046	$962	9%	$2,128	$1,740	22%
% of ISG net revenue	11.0%	11.3%		11.3%	10.5%
% of total reportable segment operating income	52%	49%		50%	46%

Client Solutions Group (CSG):
Net revenue:
Commercial	$12,141	$10,577	15%	$24,112	$20,385	18%
Consumer	3,349	3,691	(9)%	6,965	7,194	(3)%
Total CSG net revenue	$15,490	$14,268	9%	$31,077	$27,579	13%

Operating Income:
CSG operating income	$978	$986	(1)%	$2,093	$2,066	1%
% of CSG net revenue	6.3%	6.9%		6.7%	7.5%
% of total reportable segment operating income	48%	51%		50%	54%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued)

	Three Months Ended		Six Months Ended
	July 29, 2022	July 30, 2021	July 29, 2022	July 30, 2021
Reconciliation to consolidated net revenue:
Reportable segment net revenue	$25,026	$22,818	$49,898	$44,162
Other businesses (a)	1,399	1,378	2,638	2,630
Unallocated transactions (b)	—	3	5	5
Impact of purchase accounting (c)	—	(8)	—	(16)
Total consolidated net revenue	$26,425	$24,191	$52,541	$46,781

Reconciliation to consolidated operating income:
Reportable segment operating income	$2,024	$1,948	$4,221	$3,806
Other businesses (a)	(71)	(77)	(135)	(167)
Unallocated transactions (b)	(1)	(3)	1	(1)
Impact of purchase accounting (c)	(3)	(15)	(12)	(35)
Amortization of intangibles	(244)	(442)	(487)	(887)
Transaction-related expenses (d)	(3)	(37)	(8)	(66)
Stock-based compensation expense (e)	(236)	(206)	(468)	(378)
Other corporate expenses (f)	(196)	(151)	(292)	(268)
Total consolidated operating income	$1,270	$1,017	$2,820	$2,004
_________________
(a)Other businesses consists of: 1) Dell’s resale of standalone VMware, Inc. products and services, “VMware Resale,” 2) Secureworks, and 3) Virtustream, and do not meet the requirements for a reportable segment, either individually or collectively.
(b)Unallocated transactions includes other corporate items that are not allocated to Dell Technologies’ reportable segments.
(c)Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.
(d)Transaction-related expenses includes acquisition, integration, and divestiture related costs.
(e)Stock-based compensation expense consists of equity awards granted based on the estimated fair value of those awards at grant date.
(f)Other corporate expenses includes impairment charges, incentive charges related to equity investments, severance, payroll taxes associated with stock-based compensation, facilities action, and other costs. During the three and six months ended Fiscal 2023, other corporate expenses includes impairment and other costs incurred in connection with exiting our business in Russia.

SUPPLEMENTAL SELECTED NON-GAAP FINANCIAL MEASURES

These tables present information about the Company’s non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to Dell Technologies Inc. - basic and diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, and non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A detailed discussion of Dell Technologies’ reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. Dell Technologies encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

DELL TECHNOLOGIES INC.
Selected Non-GAAP Financial Measures
(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 29, 2022	July 30, 2021	Change	July 29, 2022	July 30, 2021	Change
Non-GAAP net revenue	$26,425	$24,199	9%	$52,541	$46,797	12%
Non-GAAP gross margin	$5,650	$5,673	—%	$11,591	$11,137	4%
% of non-GAAP net revenue	21.4%	23.4%		22.1%	23.8%
Non-GAAP operating expenses	$3,698	$3,805	(3)%	$7,504	$7,499	—%
% of non-GAAP net revenue	14.0%	15.7%		14.3%	16.0%
Non-GAAP operating income	$1,952	$1,868	4%	$4,087	$3,638	12%
% of non-GAAP net revenue	7.4%	7.7%		7.8%	7.8%
Non-GAAP net income	$1,266	$1,166	9%	$2,700	$2,221	22%
% of non-GAAP net revenue	4.8%	4.8%		5.1%	4.7%
Non-GAAP earnings per share - diluted	$1.68	$1.48	14%	$3.52	$2.83	24%

Amounts are based on underlying data and may not visually foot due to rounding.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 29, 2022	July 30, 2021	Change	July 29, 2022	July 30, 2021	Change
Net revenue	$26,425	$24,191	9%	$52,541	$46,781	12%
Non-GAAP adjustments:
Impact of purchase accounting	—	8		—	16
Non-GAAP net revenue	$26,425	$24,199	9%	$52,541	$46,797	12%

Gross margin	$5,439	$5,475	(1)%	$11,223	$10,739	5%
Non-GAAP adjustments:
Amortization of intangibles	105	150		209	300
Impact of purchase accounting	—	9		2	18
Stock-based compensation expense	37	32		75	60
Other corporate expenses	69	7		82	20
Non-GAAP gross margin	$5,650	$5,673	—%	$11,591	$11,137	4%

Operating expenses	$4,169	$4,458	(6)%	$8,403	$8,735	(4)%
Non-GAAP adjustments:
Amortization of intangibles	(139)	(292)		(278)	(587)
Impact of purchase accounting	(3)	(6)		(10)	(17)
Transaction-related expenses	(3)	(37)		(8)	(66)
Stock-based compensation expense	(199)	(174)		(393)	(318)
Other corporate expenses	(127)	(144)		(210)	(248)
Non-GAAP operating expenses	$3,698	$3,805	(3)%	$7,504	$7,499	—%

Operating income	$1,270	$1,017	25%	$2,820	$2,004	41%
Non-GAAP adjustments:
Amortization of intangibles	244	442		487	887
Impact of purchase accounting	3	15		12	35
Transaction-related expenses	3	37		8	66
Stock-based compensation expense	236	206		468	378
Other corporate expenses	196	151		292	268
Non-GAAP operating income	$1,952	$1,868	4%	$4,087	$3,638	12%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued)

	Three Months Ended			Six Months Ended
	July 29, 2022	July 30, 2021	Change	July 29, 2022	July 30, 2021	Change
Net income from continuing operations	$506	$629	(20)%	$1,575	$1,288	22%
Non-GAAP adjustments:
Amortization of intangibles	244	442		487	887
Impact of purchase accounting	3	15		12	35
Transaction-related (income) expenses	(4)	25		(6)	54
Stock-based compensation expense	236	206		468	378
Other corporate expenses	212	151		308	268
Fair value adjustments on equity investments	255	(168)		241	(362)
Aggregate adjustment for income taxes	(186)	(134)		(385)	(327)
Non-GAAP net income	$1,266	$1,166	9%	$2,700	$2,221	22%

Net income from continuing operations attributable to Dell Technologies Inc.	$511	$631	(19)%	$1,583	$1,291	23%
Non-GAAP adjustments:
Amortization of intangibles	244	442		487	887
Impact of purchase accounting	3	15		12	35
Transaction-related (income) expenses	(4)	25		(6)	54
Stock-based compensation expense	236	206		468	378
Other corporate expenses	212	151		308	268
Fair value adjustments on equity investments	255	(168)		241	(362)
Aggregate adjustment for income taxes	(186)	(134)		(385)	(327)
Total non-GAAP adjustments attributable to non-controlling interests	(3)	(2)		(5)	(3)
Non-GAAP net income attributable to Dell Technologies Inc.	$1,268	$1,166	9%	$2,703	$2,221	22%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages and per share amounts; unaudited; continued)

	Three Months Ended			Six Months Ended
	July 29, 2022	July 30, 2021	Change	July 29, 2022	July 30, 2021	Change

Earnings per share from continuing operations attributable to Dell Technologies Inc.
Net income from continuing operations attributable to Dell Technologies Inc. — basic	$511	$631		$1,583	$1,291
Weighted-average shares outstanding — basic	739	763		746	760
Earnings per share attributable to Dell Technologies Inc. — basic	$0.69	$0.83	(17)%	$2.12	$1.70	25%

Net income from continuing operations attributable to Dell Technologies Inc. — diluted	$511	$631		$1,583	$1,291
Weighted-average shares outstanding — diluted	755	786		768	784
Earnings per share attributable to Dell Technologies Inc. — diluted:	$0.68	$0.80	(15)%	$2.06	$1.65	25%

Earnings per share from discontinued operations attributable to Dell Technologies Inc.
Net income from discontinued operations attributable to Dell Technologies Inc. — basic	$—	$200		$—	$427
Weighted-average shares outstanding — basic	—	763		—	760
Earnings per share attributable to Dell Technologies Inc. — basic	$—	$0.26	NM	$—	$0.56	NM
Incremental dilution from VMware, Inc. attributable to Dell Technologies	—	(3)		—	(5)
Net income from discontinued operations attributable to Dell Technologies Inc. — diluted	$—	$197		$—	$422
Weighted-average shares outstanding — diluted	—	786		—	784
Earnings per share attributable to Dell Technologies Inc. — diluted	$—	$0.25	NM	$—	$0.53	NM

Non-GAAP earnings per share attributable to Dell Technologies Inc.
Non-GAAP net income attributable to Dell Technologies Inc. — basic	$1,268	$1,166		$2,703	$2,221
Weighted-average shares outstanding — basic	739	763		746	760
Earnings per share attributable to Dell Technologies Inc. — basic	$1.72	$1.53	12%	$3.62	$2.92	24%

Non-GAAP net income attributable to Dell Technologies Inc. — diluted	$1,268	$1,166		$2,703	$2,221
Weighted-average shares outstanding — diluted	755	786		768	784
Earnings per share attributable to Dell Technologies Inc. — diluted	$1.68	$1.48	14%	$3.52	$2.83	24%
Amounts may not visually recalculate due to rounding.